                                                                   Exhibit 23(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in Seminis, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001.


PRICEWATERHOUSECOOPERS LLP


Los Angeles, California
December 16, 2002


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